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                                                                    EXHIBIT 23.3

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the incorporation by reference in this Registration Statement (Form S-8), pertaining to the Qtron, Inc. 1994 Stock Incentive Plan of our report dated August 14, 1998 with respect to the financial statements of SeaMED Corporation included in the Plexus Corp. Annual Report of Form 10-K for the fiscal year ended September 30, 2000.

                                             ERNST & YOUNG LLP

Seattle, Washington
June 11, 2001